Nomura Asset Acceptance Corporation
Alternative Loan Trust, Series 2005-S4

$259,820,000 (+/- 10%)

(Approximate)

Computational Materials

November 14, 2005

Recipients must read the information contained in the attached Information Statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the Information Statement, call your NSI account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the Securities discussed in this communication. NSI is acting as underwriter/placement agent and not as agent for the Depositor in connection with the proposed transaction.

INFORMATION STATEMENT

The attached tables, together with the summary information presented herein (the “Computational Materials”) are furnished to you by Nomura Securities International, Inc. (“NSI”) and not by Nomura Asset Acceptance Corporation (together with any of its other affiliates, “NAAC”). NAAC has not prepared, provided, approved or verified any statistical or numerical information in these materials. The information herein is preliminary and is subject to completion or change.  Although a registration statement (including the prospectus) has been filed with the Securities and Exchange Commission (“SEC”) and is effective, the final prospectus supplement relating to the issuance (the “Securities”) discussed in this communication has not been filed with the SEC. Investors are urged to read the base prospectus and the prospectus supplement (collectively, the “Offering Documents”) and other relevant documents filed or to be filed with the SEC, because they contain important information.

The information herein is being provided for informational use solely in connection with the consideration of an investment in the Securities. Its use for any other purpose is not authorized.

The information set forth in these Computational Materials, including the collateral tables which follow, may be based only on a statistical sample of Mortgage Loans (defined below) (the “Statistical Pool”) expected to be included in the trust along with other Mortgage Loans on the Closing Date (defined below). In addition, certain Mortgage Loans contained in the Statistical Pool may be deleted from the pool of Mortgage Loans delivered to the trust on the Closing Date (the “Final Pool”). The Statistical Pool may not necessarily represent a statistically relevant sample, notwithstanding any contrary references herein. Furthermore, it is expected that the Statistical Pool will be larger than the Final Pool, and the aggregate principal balances of the Mortgage Loans in the Final Pool will be reduced from the Statistical Pool as described in these Computational Materials. Although NSI believes the information with respect to the Statistical Pool will be representative of the Final Pool (except with respect to aggregate principal balance of the Mortgage Loans, as described above), the collateral characteristics of the Final Pool may nonetheless vary from the collateral characteristics of the Statistical Pool.

The Offering Documents discussed in this communication will be filed with the SEC. This communication shall not constitute an offer to sell or the solicitation of any offer to buy the Securities, nor shall there be any sale of the Securities discussed in this communication, in any state in which such offer, solicitation or sale would be unlawful under the securities laws of any such state. These Computational Materials do not contain all information that is required to be included in the Offering Documents. Prospective purchasers are referred to the Offering Documents for important information. Offering Documents may be obtained by contacting your NSI representative.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

An investor or potential investor in the Securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

Structure Overview

	Initial		Initial	Step-Up	Weighted	Principal
	Principal		Pass-Through	Pass-Through	Average	Window	Expected Rating
Class	Balance ($) (1)(5)	Type	Rate (%) (2)	Rate (%) (3)	Life (yrs.) (4)	(months)(4)	(S&P/Moody's) (5)
A-1	100,686,000	Senior/Floating (6)	1M LIBOR + [TBD]	1M LIBOR + [TBD]	1.00	1 - 26	AAA/Aaa
A-2	27,118,000	Senior/Floating (6)	1M LIBOR + [TBD]	1M LIBOR + [TBD]	2.93	26 - 65	AAA/Aaa
A-3	75,000,000	Senior/Floating (6)	1M LIBOR + [TBD]	1M LIBOR + [TBD]	1.41	1 - 65	AAA/Aaa
A-IO	Notional (7)	Senior/IO (8)	20.00% (8)	20.00% (8)	N/A	N/A	AAA/Aaa
M-1	11,129,000	Subordinate/Floating (6)	1M LIBOR + [TBD]	1M LIBOR + [TBD]	5.41	63 - 65	AA+/Aa1
M-2	13,602,000	Subordinate/Floating (6)	1M LIBOR + [TBD]	1M LIBOR + [TBD]	4.85	51 - 65	AA/Aa2
M-3	5,083,000	Subordinate/Floating (6)	1M LIBOR + [TBD]	1M LIBOR + [TBD]	4.47	48 - 65	AA-/Aa3
M-4	5,770,000	Subordinate/Floating (6)	1M LIBOR + [TBD]	1M LIBOR + [TBD]	4.33	45 - 65	A+/A1
M-5	6,045,000	Subordinate/Floating (6)	1M LIBOR + [TBD]	1M LIBOR + [TBD]	4.21	43 - 65	A/A2
M-6	3,847,000	Subordinate/Floating (6)	1M LIBOR + [TBD]	1M LIBOR + [TBD]	4.13	42 - 65	A-/A3
B-1	4,396,000	Subordinate/Floating (6)	1M LIBOR + [TBD]	1M LIBOR + [TBD]	4.08	41 - 65	BBB+/Baa1
B-2	3,984,000	Subordinate/Floating (6)	1M LIBOR + [TBD]	1M LIBOR + [TBD]	4.04	40 - 65	BBB/Baa2
B-3	3,160,000	Subordinate/Floating (6)	1M LIBOR + [TBD]	1M LIBOR + [TBD]	4.00	39 - 65	BBB-/Baa3
B-4	2,610,000	Subordinate/Fixed	8.00% (9)	8.00% (9)	3.98	39 - 65	BB+/Ba1
B-5	2,748,000	Subordinate/Fixed	8.00% (9)	8.00% (9)	3.95	38 - 65	BB/Ba2
X	N/A	N/A	N/A	N/A	N/A	N/A	Not Rated
P	100	N/A	N/A	N/A	N/A	N/A	Not Rated
R	N/A	N/A	N/A	N/A	N/A	N/A	Not Rated

NOTE: The Class B-4, Class B-5, Class X, Class P and Class R Certificates are not being offered.

Any information with regard to the Non-Offered Certificates is only provided to enhance the understanding of the Offered Certificates.

(1) Approximate. Subject to a permitted variance of plus or minus 10%.

(2) On or prior to the first possible Optional Termination date.

(3) If the Optional Termination provision is not exercised, the margin on the Floating Rate Certificates will increase as specified.

(4) Run to the 10% Optional Termination date. Run at pricing speed of 20% to 35% CPR over 12 months.

(5) Final class sizes and ratings may vary and will be contingent on the final pool, excess spread and other structural attributes.

(6) The pass-through rate for the Floating Rate Certificates for each Distribution Date is a per annum rate equal to the lesser of: (i) the sum of one-month LIBOR for that Distribution Date plus the related certificate margin, and (ii) the applicable Net Funds Cap.

(7) The Notional Balance on any Distribution Date on or prior to the Distribution Date in June 2008 will be calculated based on the lesser of: (i) the aggregate principal balance of the Mortgage Loans and (ii) the Class A-IO Certificates Notional Balance Schedule as set forth in Exhibit A of these Preliminary Computational Materials. After the Distribution Date in June 2008, the Class A-IO Certificates will not receive any distributions.

(8) The pass-through rate for the Class A-IO Certificates for each Distribution Date is a per annum fixed rate equal to the lesser of: (i) 20.00% and (ii) the applicable Net Funds Cap.

(9) The pass-through rate on the Class B-4 and Class B-5 Certificates for each Distribution Date is a per annum rate equal to the lesser of (i) 8.00% and (ii) the applicable Net Funds Cap.

COLLATERAL SUMMARY

The mortgage pool consists of one- to four-family fixed-rate residential mortgage loans secured by second liens (the “Mortgage Loans”). The Mortgage Loans had an aggregate principal balance as of November 1, 2005 of approximately $274,802,181 (the “Statistical Cut-off Date Principal Balance”).

The collateral information contained herein reflects the November 1, 2005 stated principal balances. The Mortgage Loans expected to be included in the trust as of the Cut-off Date are expected to have similar characteristics as the Mortgage Loans set forth below.

Characteristics of the Mortgage Loans
Current Mortgage Rate*	10.234%
Current Net Mortgage Rate*	9.694%
Statistical Cut-off Date Mortgage Loan Principal Balance	$274,802,181.28
Statistical Cut-off Date Average Mortgage Loan Principal Balance	$56,742.14
Mortgage Loan Count	4,843
Original Term (months)*	206
Months Since Origination*	4
Stated Remaining Term (months)*	202
Mortgage Loans with Interest Only Terms	4.99%
Mortgage Loans with Prepay Penalty Terms	33.18%
Credit Score**	697
Original Loan to Value Ratio*	19.40%
Original Combined Loan to Value Ratio*	96.60%
Documentation Type - Full /Alternative	22.31%
Loan Purpose – Purchase/ Rate-Term	88.63%
Occupancy Type - Primary/ Second Home	85.21%
Property Type - Single Family Residence/ PUD	82.32%
California Concentration	29.06%

* Weighted Average

** Non-Zero Weighted Average

Please see Exhibit B for further collateral information.

TRANSACTION SUMMARY

Title of Series:

Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-S4

Cut-off Date:

December 1, 2005

Statistical Cut-off Date:

November 1, 2005

Closing Date:

On or about December 21, 2005

Investor Settlement Date:

On or about December 22, 2005

Depositor:

Nomura Asset Acceptance Corporation

Underwriter:

Nomura Securities International, Inc.

Seller:

Nomura Credit & Capital, Inc.

Servicer:

GMAC Mortgage Corporation

Servicing/Special Servicer:

The Seller, as owner of the Mortgage Loans to be sold to the trust fund, will retain certain rights relating to the servicing of the Mortgage Loans, including the right to terminate and replace GMAC Mortgage Corporation at any time, without cause, or hire a special servicer as further specified in the pooling and servicing agreement.

Master Servicer &

Securities Administrator:

Wells Fargo Bank, N.A. The Master Servicer will oversee and enforce the servicing of the Mortgage Loans by the Servicer.

Trustee:

HSBC Bank USA, National Association

Custodian:

Wells Fargo Bank, N.A.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information.  These Computational Materials do not contain all information that is required to be included in the base prospectus and prospectus supplement.  The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the Securities discussed in this communication.  NSI is acting as underwriter/placement agent and not as agent for the Depositor in connection with the proposed transaction.

Credit Risk Manager:

The Murrayhill Company, as Credit Risk Manager for the trust, will monitor the performance of and make recommendations to the Servicer regarding certain delinquent and defaulted Mortgage Loans. The Credit Risk Manager will rely upon Mortgage Loan data that is provided to it by the Servicer in performing its advisory and monitoring functions.

Type of Offering:

The Offered Certificates will be offered from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale.

Form of Registration:

The trust will issue the Offered Certificates initially in book-entry form through DTC, Clearstream Luxembourg and Euroclear.

Minimum Denomination:

For each class of Offered Certificate, $25,000 and multiples of $1 in excess thereof.

ERISA Eligibility:

The Class A-1, Class A-2, Class A-3, Class A-IO, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates are expected to be ERISA eligible and may be purchased by employee benefit plans that are subject to ERISA. The Non-Offered Certificates may not be transferred to any such investors.

SMMEA Eligibility:

The Offered Certificates will not constitute “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended (“SMMEA”).

Record Date:

For each class of Offered Certificates (other than the Class A-IO), and for any Distribution Date, the Record Date shall be the business day preceding the applicable Distribution Date so long as such certificates remain in book-entry form; otherwise it shall be the same as for the Class A-IO. For the Class A-IO, the Class B-4 and the Class B-5 Certificates and for any Distribution Date, the Record Date shall be last business day of the month preceding the month in which such Distribution Date occurs.

Distribution Date:

The 25th day of each calendar month beginning in January 2006, or if such day is not a business day, then the following business day.

Last Scheduled

Distribution Date:

The Distribution Date in [October] 2035 will be the last scheduled Distribution Date for the Offered Certificates. It is possible that the certificate principal balance of any class of Offered Certificates may not be fully paid or reduced to zero by said date.

Accrual Periods:

The Accrual Period for the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates and any Distribution Date will be the period commencing on the immediately preceding Distribution Date (or, with respect to the first Accrual Period, the Closing Date) and ending on the day immediately preceding the related Distribution Date. Calculations of interest on such certificates will be based on a 360-day year and the actual number of days elapsed during the related Accrual Period.

The Accrual Period for the Class A-IO, Class B-4 and Class B-5 Certificates and any Distribution Date will be the calendar month immediately preceding the month in which such Distribution Date occurs. Calculations of interest on such certificates will be based on a 360-day year that consists of twelve 30-day months.

1M LIBOR/Index Rate:

The “Index Rate” is the rate for one-month deposits in U.S. Dollars which appear on the Telerate Page 3750 two London banking days prior to the first day of the related Accrual Period or, if such rate does not appear on the Telerate Page 3750, the rate determined based on the rates at which one-month deposits in U.S. Dollars are offered by the reference banks to prime banks in the London interbank market.

Optional Termination:

The Master Servicer, at its option, may purchase all of the mortgage loans from the trust, thereby retiring the certificates. This optional purchase of the mortgage loans may occur on any distribution date on or after the later of the distribution date in July 2008 and the distribution date when the current aggregate principal balance of the mortgage loans is less than or equal to 10% of the sum of the aggregate principal balance of the mortgage loans as of the cut-off date.

Coupon Step Up:

If the Optional Termination is not exercised on the first possible Optional Termination date, the margin on the Floating Rate Certificates will increase as set forth on page 3 of these Computational Materials.

Interest Rate

Cap Agreement:

On or before the Closing Date, the Securities Administrator, on behalf of the trust, will enter into an interest rate cap agreement (the “Interest Rate Cap Agreement”) with [Nomura Global Financial Products Inc.] or such other counterparty acceptable to the rating agencies (the “Counterparty”).

Offered Certificates:

The Class A-1, Class A-2, Class A-3, Class A-IO, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates.

Non- Offered Certificates:

The Class B-4, Class B-5, Class X, Class P and Class R Certificates.

Senior Certificates:

The Class A-1, Class A-2, Class A-3, and Class A-IO Certificates.

Subordinate Certificates:

The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

Floating Rate Certificates:

The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates.

Fixed Rate Certificates:

The Class A-IO, Class B-4 and Class B-5 Certificates.

Class A-IO Certificates:

The notional amount of the Class A-IO Certificates will be as set forth on Exhibit A of these Computational Materials.

Advances:

The Servicer is obligated to make advances for delinquent payments of principal and interest on each Mortgage Loan to the extent that those advances are, in its reasonable judgment, recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related Mortgage Loan, provided that the Servicer will not be required to make advances after the Mortgage Loan becomes 180 days delinquent. The Master Servicer will be obligated to make advances to the extent that the Servicer is required to do so, but fails to do so.

Taxation – REMIC:

For federal income tax purposes, the trust will comprise multiple real estate mortgage investment conduits (each a “REMIC”), organized in a tiered REMIC structure. The Offered Certificates (exclusive of any right to receive payments in respect of any basis risk shortfall), the Class B-4, the Class B-5, the Class X and Class P Certificates will represent beneficial ownership of “regular interests” in the related REMIC.

The Class R Certificates will represent the beneficial ownership of “residual interests” in the related REMIC.

Certain classes of Offered Certificates may be issued with original issue discount for federal income tax purposes.

Ratings:

The Offered Certificates, subject to rating agency approval, are expected to be rated by Moody’s Investors Service, Inc. (“Moody’s”) and/or Standard & Poor’s Ratings Services (“S&P”), with the ratings as set forth in the table on page 3 of these Computational Materials.

CREDIT ENHANCEMENT

1. Excess Cashflow

Excess cashflow is expected to be generated because the amount of interest collected on the loans for each due period is expected to be higher than the interest distributable on the certificates and the fees and expenses of the trust for the related Distribution Date. A portion of this excess interest will be applied both to absorb interest shortfalls and to maintain the required level of overcollateralization.

2. Subordination

Expected Credit Enhancement*
	Expected	Expected
	Percent of	Credit
Class	Deal Size (%)	Enhancement (%)
A-1	36.64	26.20
A-2	9.87	26.20
A-3	27.29	26.20
M-1	4.05	22.15
M-2	4.95	17.20
M-3	1.85	15.35
M-4	2.10	13.25
M-5	2.20	11.05
M-6	1.40	9.65
B-1	1.60	8.05
B-2	1.45	6.60
B-3	1.15	5.45
B-4	0.95	4.50
B-5	1.00	3.50

* As of the Closing Date.

Note: Final class sizes and credit enhancement levels are subject to change based on final rating agency requirements.

Allocation of Losses

The Senior Certificates will have a payment priority over the Subordinate Certificates. Each class of Subordinate Certificates will be subordinate to each other class of Subordinate Certificates with a higher payment priority as described below. Losses on the Mortgage Loans will first reduce funds on deposit in the Interest Rate Cap Account. If there are no funds in the Interest Rate Cap Account, then next to the available excess cashflow and then to reduce the overcollateralization. If there is no overcollateralization at that time, losses on the Mortgage Loans will be allocated to the Subordinate Certificates, in the reverse order of their priority of payment, until the certificate principal balance of each class of Subordinate Certificates has been reduced to zero. The Class B-5 Certificates are subordinate to the Class B-4 Certificates, which are subordinate to the Class B-3 Certificates, which are subordinate to the Class B-2 Certificates, which are subordinate to the Class B-1 Certificates, which are subordinate to the Class M-6 Certificates, which are subordinate to the Class M-5 Certificates, which are subordinate to the Class M-4 Certificates, which are subordinate to the Class M-3 Certificates, which are subordinate to the Class M-2 Certificates, which are subordinate to the Class M-1 Certificates.

3. Overcollateralization

Overcollateralization Amount

For any Distribution Date, the “Overcollateralization Amount” will be equal to the amount, if any, by which (x) the aggregate loan balance of the Mortgage Loans as of the last day of the related due period exceeds (y) the aggregate certificate principal balance of the certificates after giving effect to payments on such Distribution Date.

Targeted Overcollateralization Amount

Amount With respect to any Distribution Date prior to the Stepdown Date, approximately [3.50]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date. With respect to any Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect, the greater of (a) [7.00]% of the aggregate loan balance of the Mortgage Loans as of the last day of the related due period, or (b) [0.50]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date. With respect to any Distribution Date on or after the Stepdown Date with respect to which a Trigger Event is in effect, the Targeted Overcollateralization Amount for the Distribution Date immediately preceding such Distribution Date.

Stepdown Date

The earlier of (i) the first Distribution Date following the Distribution Date on which the certificate principal balances of the Senior Certificates have been reduced to zero and (ii) the later to occur of (a) the Distribution Date in [January] 2009, and (b) the first Distribution Date on which the Senior Enhancement Percentage (for this purpose only, prior to giving effect to principal payments on such Distribution Date) is greater than or equal to approximately [52.40]%.

Trigger Event

A Trigger Event will occur for any Distribution Date if either (i) the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months as of the last day of the related due period equals or exceeds [12.00]% of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the aggregate loan balance on the Closing Date for such Distribution Date is greater than the percentage set forth below:

Trigger Event
%Range of Distribution Dates	Cumulative Loss Percentage
January 2008 – December 2008	[2.50%]*
January 2009 - December 2009	[4.35%] *
January 2010 - December 2010	[6.80%] *
January 2011 - December 2011	[8.70%] *
January 2012 and thereafter	[9.65%]

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Delinquency Rate

With respect to any calendar month, the fraction, expressed as a percentage, the numerator of which is the aggregate loan balance of the Mortgage Loans 60 or more days delinquent (including all foreclosures and REO properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance of the Mortgage Loans as of the close of business on the last day of such month.

4. Interest Rate

Cap Agreement On or before the Closing Date, the Securities Administrator, on behalf of the trust, will enter into an Interest Rate Cap Agreement with [Nomura Global Financial Products Inc.] (or such other counterparty acceptable to the rating agencies) as Counterparty whereby, in consideration for a payment by the trust to the Counterparty on the Closing Date, the Counterparty will agree to make payments to the trust on each Interest Rate Cap Agreement Payment Date on which the Index Rate exceeds [4.25]% for such Distribution Date. Any amounts received by the Securities Administrator under the Interest Rate Cap Agreement will be deposited to an account established by the Securities Administrator (the “Interest Rate Cap Account”). The “Interest Rate Cap Agreement Payment Date” is the second Business Day prior to the 25th day of each month beginning in January 2006, to and including the Termination Date (being [December 2010]), subject to the Modified Following Business Day Convention (within the meaning of the 2000 ISDA Definitions). A “Business Day” under the Interest Rate Cap Agreement is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in New York.

Under the Interest Rate Cap Agreement, the Counterparty will agree to make payments to the trust on each Interest Rate Cap Agreement Payment Date equal to the product of (i) a fraction, the numerator of which is the number of days elapsed since the 25th day of the calendar month prior to the corresponding Interest Rate Cap Agreement Payment Date (or, in the case of the first Interest Rate Cap Agreement Payment Date, since the Closing Date) through, but not including, the 25th day of the calendar month in which the related Interest Rate Cap Agreement Payment Date occurs, subject to the Modified Following Business Day Convention (within the meaning of the 2000 ISDA Definitions), and the denominator of which is 360, (ii) a notional amount, which is the lesser of (a) the notional amount as set forth on Exhibit C of these Computational Materials for such Interest Rate Cap Agreement Payment Date and (b) the aggregate certificate principal balance of the certificates (other than the Class P Certificates) immediately prior to such date and (iii) the percentage equal to the difference between (1) the Index Rate for such period and (2) [4.25]%, (the “Interest Rate Cap Agreement Payment Amount”) provided, that if the Index Rate is less than or equal to [4.25]%, then the Interest Rate Cap Agreement Payment Amount will be zero.

Amounts on deposit in the Interest Rate Cap Account will be available on any Distribution Date to pay the following amounts:

(A) To the Principal Payment Amount, up to the amount of realized losses on the Mortgage Loans incurred during the related collection period; and

(B) Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, any applicable Deferred Amounts, with interest thereon at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of Deferred Amounts on such Distribution Date.

Amounts paid under the Interest Rate Cap Agreement not used on any Distribution Date to cover realized losses on the Mortgage Loans or to pay Deferred Amounts will remain on deposit in the Interest Rate Cap Account and may be available on future Distribution Dates to make the distributions described in the preceding paragraph. Unless terminated earlier, the Interest Rate Cap Agreement will terminate on the Interest Rate Cap Payment Date in December 2010 (after the payment due on such date is paid). Any amount on deposit in the Interest Rate Cap Account after termination of the Interest Rate Cap Agreement will be released to the Class X Certificateholders.

The scheduled notional amounts and strike rates are set forth in Exhibit C.

DISTRIBUTIONS

Distributions of Interest on each Distribution Date, the interest remittance amount for such Distribution Date will be paid in the following order of priority:

(1)

Concurrently, to the Class A-1, Class A-2, Class A-3 and Class A-IO Certificates, Current Interest and Carryforward Interest for such classes and such Distribution Date;

(2)

To the Class M-1 Certificates, Current Interest and any Carryforward Interest for such class and such Distribution Date;

(3)

To the Class M-2 Certificates, Current Interest and any Carryforward Interest for such class and such Distribution Date;

(4)

To the Class M-3 Certificates, Current Interest and any Carryforward Interest for such class and such Distribution Date;

(5)

To the Class M-4 Certificates, Current Interest and any Carryforward Interest for such class and such Distribution Date;

(6)

To the Class M-5 Certificates, Current Interest and any Carryforward Interest for such class and such Distribution Date;

(7)

To the Class M-6 Certificates, Current Interest and any Carryforward Interest for such class and such Distribution Date;

(8)

To the Class B-1 Certificates, Current Interest and any Carryforward Interest for such class and such Distribution Date;

(9)

To the Class B-2 Certificates, Current Interest and any Carryforward Interest for such class and such Distribution Date;

(10)

To the Class B-3 Certificates, Current Interest and any Carryforward Interest for such class and such Distribution Date;

(11)

To the Class B-4 Certificates, Current Interest and any Carryforward Interest for such class and such Distribution Date;

(12)

To the Class B-5 Certificates, Current Interest and any Carryforward Interest for such class and such Distribution Date; and

(13)

For application as part of monthly excess cashflow for such Distribution Date, as described below, any interest remittance amount remaining after application pursuant to clauses (1) through (12) above (such amount, “Monthly Excess Interest”) for such Distribution Date.

Distributions of Principal

On each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, the Principal Payment Amount will be paid in the following order of priority:

1)

Concurrently, to the Class A-1, Class A-2 and Class A-3 Certificates; on a pro rata basis, based on their respective Certificate Principal Balances, until the Certificate Principal Balance of each such class has beenreduced to zero; provided, however, that the pro rata allocation to the Class A-2 Certificates, shall be distributed to the Class A-1 Certificates, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero; and then to the Class A-2 Certificates until the Certificate Principal Balance of the Class A-2 Certificate has been reduced to zero;

2)

To the Class M-1 Certificates, until its certificate principal balance has been reduced to zero;

3)

To the Class M-2 Certificates, until its certificate principal balance has been reduced to zero;

4)

To the Class M-3 Certificates, until its certificate principal balance has been reduced to zero;

5)

To the Class M-4 Certificates, until its certificate principal balance has been reduced to zero;

6)

To the Class M-5 Certificates, until its certificate principal balance has been reduced to zero;

7)

To the Class M-6 Certificates, until its certificate principal balance has been reduced to zero;

8)

To the Class B-1 Certificates, until its certificate principal balance has been reduced to zero;

9)

To the Class B-2 Certificates, until its certificate principal balance has been reduced to zero;

10)

To the Class B-3 Certificates, until its certificate principal balance has been reduced to zero;

11)

To the Class B-4 Certificates, until its certificate principal balance has been reduced to zero;

12)

To the Class B-5 Certificates, until its certificate principal balance has been reduced to zero; and

13)

For application as part of monthly excess cashflow for such Distribution Date, as described below, any such principal payment amount remaining after application pursuant to clauses (1) through (12) above.

On each Distribution Date (a) on or after the Stepdown Date and (b) with respect to which a Trigger Event is not in effect, the Principal Payment Amount will be paid in the following order of priority:

1)

Concurrently, to the Class A-1, Class A-2 and Class A-3 Certificates; on a pro rata basis, the Class A Principal Payment Amount based on their respective Certificate Principal Balances, until the Certificate Principal Balance of each such class has been reduced to zero; provided, however, that the pro rata allocation to the Class A-2 Certificates, shall be distributed to the Class A-1 Certificates, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero; and then to the Class A-2 Certificates until the Certificate Principal Balance of the Class A-2 Certificate has been reduced to zero;

2)

To the Class M-1 Certificates, the Class M-1 Principal Payment Amount for such Distribution Date, until its certificate principal balance has been reduced to zero;

3)

To the Class M-2 Certificates, the Class M-2 Principal Payment Amount for such Distribution Date, until its certificate principal balance has been reduced to zero;

4)

To the Class M-3 Certificates, the Class M-3 Principal Payment Amount for such Distribution Date, until its certificate principal balance has been reduced to zero;

5)

To the Class M-4 Certificates, the Class M-4 Principal Payment Amount for such Distribution Date, until its certificate principal balance has been reduced to zero;

6)

To the Class M-5 Certificates, the Class M-5 Principal Payment Amount for such Distribution Date, until its certificate principal balance has been reduced to zero;

7)

To the Class M-6 Certificates, the Class M-6 Principal Payment Amount for such Distribution Date, until its certificate principal balance has been reduced to zero;

8)

To the Class B-1 Certificates, the Class B-1 Principal Payment Amount for such Distribution Date, until its certificate principal balance has been reduced to zero;

9)

To the Class B-2 Certificates, the Class B-2 Principal Payment Amount for such Distribution Date, until its certificate principal balance has been reduced to zero;

10)

To the Class B-3 Certificates, the Class B-3 Principal Payment Amount for such Distribution Date, until its certificate principal balance has been reduced to zero;

11)

To the Class B-4 Certificates, the Class B-4 Principal Payment Amount for such Distribution Date, until its certificate principal balance has been reduced to zero;

12)

To the Class B-5 Certificates, the Class B-5 Principal Payment Amount for such Distribution Date, until its certificate principal balance has been reduced to zero;

13)

For application as part of monthly excess cashflow for such Distribution Date, as described below, any such principal payment amount remaining after application pursuant to clauses (1) through (12) above.

Distribution of Monthly Excess Cashflow

On each Distribution Date, monthly excess cashflow will be distributed in the following order of priority:

1)

A) Until the aggregate certificate principal balance of the Certificates equals the aggregate loan balance of the Mortgage Loans for such Distribution Date minus the Targeted Overcollateralization Amount for such Distribution Date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the extent of monthly excess interest for such Distribution Date, to the Certificates, in the following order of priority:

i.

Concurrently, to the Class A-1, Class A-2 and Class A-3 Certificates, on a pro rata basis; based on their respective Certificate Principal Balances, until the Certificate Principal Balance of each such class has been reduced to zero; provided, however, that the pro rata allocation to the Class A-2 Certificates, shall be distributed to the Class A-1 Certificates, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero; and then to the Class A-2 Certificates until the Certificate Principal Balance of the Class A-2 Certificate has been reduced to zero;

ii.

To the Class M-1 Certificates, until its certificate principal balance has been reduced to zero;

iii.

To the Class M-2 Certificates, until its certificate principal balance has been reduced to zero;

iv.

To the Class M-3 Certificates, until its certificate principal balance has been reduced to zero;

v.

To the Class M-4 Certificates, until its certificate principal balance has been reduced to zero;

vi.

To the Class M-5 Certificates, until its certificate principal balance has been reduced to zero;

vii.

To the Class M-6 Certificates, until its certificate principal balance has been reduced to zero;

viii.

To the Class B-1 Certificates, until its certificate principal balance has been reduced to zero;

ix.

To the Class B-2 Certificates, until its certificate principal balance has been reduced to zero;

x.

To the Class B-3 Certificates, until its certificate principal balance has been reduced to zero;

xi.

To the Class B-4 Certificates, until its certificate principal balance has been reduced to zero; and

xii.

To the Class B-5 Certificates, until its certificate principal balance has been reduced to zero;

B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect, to fund any principal distributions required to be made on such Distribution Date as set forth above, after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth above under “Distributions of Principal”

2)

To the Class M-1 Certificates, any Deferred Amount with interest thereon at the pass-through rate for such class;

3)

To the Class M-2 Certificates, any Deferred Amount with interest thereon at the pass-through rate for such class;

4)

To the Class M-3 Certificates, any Deferred Amount with interest thereon at the pass-through rate for such class;

5)

To the Class M-4 Certificates, any Deferred Amount with interest thereon at the pass-through rate for such class;

6)

To the Class M-5 Certificates, any Deferred Amount with interest thereon at the pass-through rate for such class;

7)

To the Class M-6 Certificates, any Deferred Amount with interest thereon at the pass-through rate for such class;

8)

To the Class B-1 Certificates, any Deferred Amount with interest thereon at the pass-through rate for such class;

9)

To the Class B-2 Certificates, any Deferred Amount with interest thereon at the pass-through rate for such class;

10)

To the Class B-3 Certificates, any Deferred Amount with interest thereon at the pass-through rate for such class;

11)

To the Class B-4 Certificates, any Deferred Amount with interest thereon at the pass-through rate for such class;

12)

To the Class B-5 Certificates, any Deferred Amount with interest thereon at the pass-through rate for such class;

13)

To the Basis Risk Shortfall Reserve Fund and then from the Basis Risk Shortfall Reserve fund to the Class A-1, Class A-2 and Class A-3 Certificates, any basis risk shortfall for such class;

14)

To the Basis Risk Shortfall Reserve Fund and then from the Basis Risk Shortfall Reserve Fund to the Class M-1 Certificates, any basis risk shortfall for such class;

15)

To the Basis Risk Shortfall Reserve Fund and then from the Basis Risk Shortfall Reserve Fund to the Class M-2 Certificates, any basis risk shortfall for such class;

16)

To the Basis Risk Shortfall Reserve Fund and then from the Basis Risk Shortfall Reserve Fund to the Class M-3 Certificates, any basis risk shortfall for such class;

17)

To the Basis Risk Shortfall Reserve Fund and then from the Basis Risk Shortfall Reserve Fund to the Class M-4 Certificates, any basis risk shortfall for such class;

18)

To the Basis Risk Shortfall Reserve Fund and then from the Basis Risk Shortfall Reserve Fund to the Class M-5 Certificates, any basis risk shortfall for such class;

19)

To the Basis Risk Shortfall Reserve Fund and then from the Basis Risk Shortfall Reserve Fund to the Class M-6 Certificates, any basis risk shortfall for such class;

20)

To the Basis Risk Shortfall Reserve Fund and then from the Basis Risk Shortfall Reserve Fund to the Class B-1 Certificates, any basis risk shortfall for such class;

21)

To the Basis Risk Shortfall Reserve Fund and then from the Basis Risk Shortfall Reserve Fund to the Class B-2 Certificates, any basis risk shortfall for such class;

22)

To the Basis Risk Shortfall Reserve Fund and then from the Basis Risk Shortfall Reserve Fund to the Class B-3 Certificates, any basis risk shortfall for such class;

23)

To the Basis Risk Shortfall Reserve Fund and then from the Basis Risk Shortfall Reserve Fund to the Class B-4 Certificates, any basis risk shortfall for such class;

24)

To the Basis Risk Shortfall Reserve Fund and then from the Basis Risk Shortfall Reserve Fund to the Class B-5 Certificates, any basis risk shortfall for such class;

25)

To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

26)

To the Class R Certificates, any remaining amount, as appropriate. It is not anticipated that any amounts will be distributed to the Class R Certificates under this clause (26).

Distributions pursuant to subparagraphs (2) through (12) on any Distribution Date will be made after giving effect to any withdrawals from the Interest Rate Cap Account on such date to pay Deferred Amounts.

DEFINITIONS

The following terms are given the meanings shown below to help describe the cashflows on the certificates:

Net Funds Cap

With respect to the Offered Certificates (other than the Class A-IO Certificates) and the Class B-4 Certificate and Class B-5 Certificate and any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for such Distribution Date less Current Interest due on the Class A-IO Certificates on such Distribution Date and (2) 12, and the denominator of which is the aggregate loan balance of the Mortgage Loans for the immediately preceding Distribution Date, multiplied by (in the case of the Floating Rate Certificates) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

With respect to the Class A-IO Certificates and any Distribution Date, a per annum rate equal to a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for such Distribution Date and (2) 12, and the denominator of which is the Class A-IO Certificates Notional Balance for such Distribution Date.

The net funds cap schedule is set forth in Exhibit D.

Current Interest

For any class of Offered Certificates, the Class B-4 Certificates and the Class B-5 Certificates and any Distribution Date, the amount of interest accruing at the applicable pass-through rate on the related certificate principal balance or notional amount, as applicable, during the related Accrual Period; provided, that as to each class of certificates the Current Interest will be reduced by a pro rata portion of any interest shortfalls to the extent not covered by excess interest.

Carryforward Interest

With respect to the Offered Certificates, the Class B-4 Certificates and the Class B-5 Certificates and any Distribution Date, the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such class for the immediately preceding Distribution Date; and (B) any unpaid Carryforward Interest for such class from previous Distribution Dates exceeds (y) the amount paid in respect of interest on such class on the immediately preceding Distribution Date; and (2) with respect to each such class, other than the Class A-IO Certificates, interest on such amount for the related accrual period at the applicable pass-through rate.

Optimal Interest Remittance Amount

For any Distribution Date, the Optimal Interest Remittance Amount will be equal to the excess of (i) the product of (1) (x) the weighted average net mortgage rates of the Mortgage Loans as of the first day of the related due period divided by (y) 12 and (2) the aggregate loan balance for the immediately preceding Distribution Date, over (ii) any expenses that reduce the interest remittance amount that did not arise as a result of a default or delinquency of the Mortgage Loans or were not taken into account in computing the expense fee rate.

Principal Remittance Amount

For any Distribution Date, the sum of (i) the scheduled principal payments on the Mortgage Loans due during the related due period, received on or prior to the related determination date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment as required by the pooling and servicing agreement) during the related prepayment period; (iii) the principal portion of all other unscheduled collections (other than payaheads), including insurance proceeds, condemnation proceeds, liquidation proceeds, subsequent recoveries and all full and partial principal prepayments, received during the related prepayment period, to the extent applied as recoveries of principal on the Mortgage Loans; and (iv) the principal portion of payaheads previously received on the Mortgage Loans and intended for application in the related due period.

Principal Payment Amount

For any Distribution Date will be equal to the Principal Remittance Amount for such Distribution Date including proceeds available from the Interest Rate Cap Agreement to cover losses on the Mortgage Loans minus the overcollateralization release amount, if any, for such Distribution Date.

Class A Principal Payment Amount

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, will be the amount, if any, by which (x) the aggregate certificate principal balance of the Class A-1, Class A-2 and Class A-3 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) approximately [47.60]% and (ii) the aggregate loan balance of the Mortgage Loans for such Distribution Date as of the last day of the related due period and (B) the amount, if any, by which (i) the aggregate loan balance of the Mortgage Loans for such Distribution Date as of the last day of the related due period exceeds (ii) [0.50]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Payment Amount

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, will be the amount, if any, by which (x) the sum of (i) the aggregate certificate principal balance of the Class A-1, Class A-2 and Class A-3 Certificates, after giving effect to payments on such Distribution Date and (ii) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) approximately [55.70]% and (ii) the aggregate loan balance of the Mortgage Loans as of the last day of the related due period and (B) the amount, if any, by which (i) the aggregate loan balance of the Mortgage Loans as of the last day of the related due period exceeds (ii) [0.50]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Payment Amount

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, will be the amount, if any, by which (x) the sum of (i) the aggregate certificate principal balance of the Class A-1, Class A-2, Class A-3 and the Class M-1 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) approximately [65.60]% and (ii) the aggregate loan balance of the Mortgage Loans as of the last day of the related due period and (B) the amount, if any, by which (i) the aggregate loan balance of the Mortgage Loans for such Distribution Date as of the last day of the related due period exceeds (ii) [0.50]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Payment Amount

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, will be the amount, if any, by which (x) the sum of (i) the aggregate certificate principal balance of the Class A-1, Class A-2, Class A-3, Class M-1 and the Class M-2 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) approximately [69.30]% and (ii) the aggregate loan balance of the Mortgage Loans as of the last day of the related due period and (B) the amount, if any, by which (i) the aggregate loan balance of the Mortgage Loans for such Distribution Date as of the last day of the related due period exceeds (ii) [0.50]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Payment Amount

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, will be the amount, if any, by which (x) the sum of (i) the aggregate certificate principal balance of the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2 and Class M-3 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the certificate principal balance of the Class M-4 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) approximately [73.50]% and (ii) the aggregate loan balance of the Mortgage Loans as of the last day of the related due period and (B) the amount, if any, by which (i) the aggregate loan balance of the Mortgage Loans for such Distribution Date as of the last day of the related due period exceeds (ii) [0.50]% of the aggregate loan balance of the Mortgage Loans as of the Cutoff Date.

Class M-5 Principal Payment Amount

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, will be the amount, if any, by which (x) the sum of (i) the aggregate certificate principal balance of the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the certificate principal balance of the Class M-5 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) approximately [77.90]% and (ii) the aggregate loan balance of the Mortgage Loans as of the last day of the related due period and (B) the amount, if any, by which (i) the aggregate loan balance of the Mortgage Loans for such Distribution Date as of the last day of the related due period exceeds (ii) [0.50]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Payment Amount

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, will be the amount, if any, by which (x) the sum of (i) the aggregate certificate principal balance of the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4 and the Class M-5 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the certificate principal balance of the Class M-6 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) approximately [80.70]% and (ii) the aggregate loan balance of the Mortgage Loans as of the last day of the related due period and (B) the amount, if any, by which (i) the aggregate loan balance of the Mortgage Loans for such Distribution Date as of the last day of the related due period exceeds (ii) [0.50]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Payment Amount

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, will be the amount, if any, by which (x) the sum of (i) the aggregate certificate principal balance of the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and the Class M-6 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) approximately [83.90]% and (ii) the aggregate loan balance of the Mortgage Loans as of the last day of the related due period and (B) the amount, if any, by which (i) the aggregate loan balance of the Mortgage Loans as of the last day of the related due period exceeds (ii) [0.50]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Payment Amount

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate certificate principal balance of the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and the Class B-1 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) approximately [86.80]% and (ii) the aggregate loan balance of the Mortgage Loans for such Distribution Date as of the last day of the related due period and (B) the amount, if any, by which (i) the aggregate loan balance of the Mortgage Loans for such Distribution Date as of the last day of the related due period exceeds (ii) [0.50]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Payment Amount

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, will be the amount, if any, by which (x) the sum of (i) the aggregate certificate principal balance of the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and the Class B-2 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) approximately [89.10]% and (ii) the aggregate loan balance of the Mortgage Loans as of the last day of the related due period and (B) the amount, if any, by which (i) the aggregate loan balance of the Mortgage Loans for such Distribution Date as of the last day of the related due period exceeds (ii) [0.50]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Payment Amount

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, will be the amount, if any, by which (x) the sum of (i) the aggregate certificate principal balance of the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and the Class B-3 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the certificate principal balance of the Class B-4 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) approximately [91.00]% and (ii) the aggregate loan balance of the Mortgage Loans as of the last day of the related due period and (B) the amount, if any, by which (i) the aggregate loan balance of the Mortgage Loans for such Distribution Date as of the last day of the related due period exceeds (ii) [0.50]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date.

Class B-5 Principal Payment Amount

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, will be the amount, if any, by which (x) the sum of (i) the aggregate certificate principal balance of the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the certificate principal balance of the Class B-5 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) approximately [93.00]% and (ii) the aggregate loan balance of the Mortgage Loans as of the last day of the related due period and (B) the amount, if any, by which (i) the aggregate loan balance of the Mortgage Loans for such Distribution Date as of the last day of the related due period exceeds (ii) [0.50]% of the aggregate loan balance of the Mortgage Loans as of the Cut-off Date.

Senior Enhancement Percentage

The fraction, expressed as a percentage, the numerator of which is the sum of the aggregate certificate principal balance of the Subordinate Certificates and the Overcollateralization Amount, in each case after giving effect to payments on such Distribution Date, and the denominator of which is the balance of the Mortgage Loans for such Distribution Date.

Deferred Amount

With respect to any class of Subordinate Certificates and any Distribution Date, the amount by which (x) the aggregate of the realized losses previously applied in reduction of the certificate principal balance thereof exceeds (y) the aggregate of amounts previously paid in reimbursement thereof and the amount by which the certificate principal balance of any such class has been increased due to the collection of subsequent recoveries.

Basis Risk Shortfall Reserve Fund

The source of funds on deposit in the Basis Risk Shortfall Reserve Fund will be limited to amounts in respect of monthly excess cashflow that would otherwise be paid on the Class X Certificates.

EXHIBIT A

(Class A-IO Certificates Notional Balance Schedule)

Class A-IO Certificates Notional Balance Schedule

Period	Payment Date	Balance ($)	Coupon (%)
1	1/25/2006	27,500,000	20.00
2	2/25/2006	26,583,333	20.00
3	3/25/2006	25,666,667	20.00
4	4/25/2006	24,750,000	20.00
5	5/25/2006	23,833,333	20.00
6	6/25/2006	22,916,667	20.00
7	7/25/2006	22,000,000	20.00
8	8/25/2006	21,083,333	20.00
9	9/25/2006	20,166,667	20.00
10	10/25/2006	19,250,000	20.00
11	11/25/2006	18,333,333	20.00
12	12/25/2006	17,416,667	20.00
13	1/25/2007	16,500,000	20.00
14	2/25/2007	15,583,333	20.00
15	3/25/2007	14,666,667	20.00
16	4/25/2007	13,750,000	20.00
17	5/25/2007	12,833,333	20.00
18	6/25/2007	11,916,667	20.00
19	7/25/2007	11,000,000	20.00
20	8/25/2007	10,083,333	20.00
21	9/25/2007	9,166,667	20.00
22	10/25/2007	8,250,000	20.00
23	11/25/2007	7,333,333	20.00
24	12/25/2007	6,416,667	20.00
25	1/25/2008	5,500,000	20.00
26	2/25/2008	4,583,333	20.00
27	3/25/2008	3,666,667	20.00
28	4/25/2008	2,750,000	20.00
29	5/25/2008	1,833,333	20.00
30	6/25/2008	916,667	20.00
31	7/25/2008	0	0

EXHIBIT B

(Collateral Tables)

Current Mortgage Rates
Current Rates of the Mortgage Loans	Number of Mortgage Loans	Scheduled Balance Current Mortgage Rates	Percent of Mortgage Pool	Weighted Average Rate	Weighted Average FICO	Weighted Average CLTV
5.501 - 6.000	2	149,844.11	0.05	5.958	723	65.92
6.001 - 6.500	8	554,087.13	0.20	6.386	731	80.04
6.501 - 7.000	42	2,344,552.13	0.85	6.845	725	79.56
7.001 - 7.500	50	2,935,977.73	1.07	7.366	728	86.86
7.501 - 8.000	103	7,228,169.29	2.63	7.845	721	89.15
8.001 - 8.500	218	16,090,053.42	5.86	8.344	713	93.04
8.501 - 9.000	326	21,342,217.35	7.77	8.828	710	96.03
9.001 - 9.500	374	25,596,154.70	9.31	9.331	706	96.49
9.501 - 10.000	982	54,244,750.92	19.74	9.828	703	97.48
10.001 - 10.500	696	37,297,082.40	13.57	10.351	702	97.98
10.501 - 11.000	804	43,286,785.94	15.75	10.831	682	97.63
11.001 - 11.500	523	24,228,304.41	8.82	11.370	665	98.01
11.501 - 12.000	307	17,605,217.33	6.41	11.831	694	97.25
12.001 - 12.500	146	8,353,767.39	3.04	12.316	699	97.79
12.501 - 13.000	154	8,364,918.72	3.04	12.849	692	97.20
13.001 - 13.500	78	3,894,953.37	1.42	13.313	697	97.67
13.501 - 14.000	19	882,985.13	0.32	13.754	679	96.30
14.001 - 14.500	5	263,796.36	0.10	14.337	673	97.68
14.501 - 15.000	3	102,578.39	0.04	14.659	650	96.97
15.001 - 15.500	3	35,985.06	0.01	15.250	672	90.00
Total:	4,843	274,802,181.28	100.00	10.234	697	96.60
Minimum: 5.875
Maximum: 15.250
Weighted Average: 10.234

Current Net Mortgage Rates
Current Net Mortgage Rates of the Mortgage Loans	Number of Mortgage Loans	Scheduled Balance Current Net Mortgage Rates	Percent of Mortgage Pool	Weighted Average Rate	Weighted Average FICO	Weighted Average CLTV
5.001 - 5.500	2	149,844.11	0.05	5.958	723	65.92
5.501 - 6.000	8	554,087.13	0.20	6.386	731	80.04
6.001 - 6.500	42	2,344,552.13	0.85	6.845	725	79.56
6.501 - 7.000	50	2,935,977.73	1.07	7.366	728	86.86
7.001 - 7.500	103	7,228,169.29	2.63	7.845	721	89.15
7.501 - 8.000	218	16,090,053.42	5.86	8.344	713	93.04
8.001 - 8.500	326	21,342,217.35	7.77	8.828	710	96.03
8.501 - 9.000	375	25,630,732.45	9.33	9.331	706	96.49
9.001 - 9.500	981	54,210,173.17	19.73	9.829	704	97.47
9.501 - 10.000	696	37,297,082.40	13.57	10.351	702	97.98
10.001 - 10.500	804	43,286,785.94	15.75	10.831	682	97.63
10.501 - 11.000	523	24,228,304.41	8.82	11.370	665	98.01
11.001 - 11.500	307	17,605,217.33	6.41	11.831	694	97.25
11.501 - 12.000	146	8,353,767.39	3.04	12.316	699	97.79
12.001 - 12.500	154	8,364,918.72	3.04	12.849	692	97.20
12.501 - 13.000	78	3,894,953.37	1.42	13.313	697	97.67
13.001 - 13.500	19	882,985.13	0.32	13.754	679	96.30
13.501 - 14.000	5	263,796.36	0.10	14.337	673	97.68
14.001 - 14.500	3	102,578.39	0.04	14.659	650	96.97
14.501 - 15.000	3	35,985.06	0.01	15.250	672	90.00
Total:	4,843	274,802,181.28	100.00	10.234	697	96.60
Minimum: 5.335
Maximum: 14.710
Weighted Average: 9.694

Principal Balance at Origination
Principal Balances of the Mortgage Loans at Origination	Number of Mortgage Loans	Scheduled Balance Principal Balance at Origination	Percent of Mortgage Pool	Weighted Average Rate	Weighted Average FICO	Weighted Average CLTV
0.01 - 25,000.00	838	16,195,668.75	5.89	10.612	687	95.31
25,000.01 - 50,000.00	1,925	69,623,440.07	25.34	10.392	688	96.70
50,000.01 - 75,000.00	998	61,320,843.45	22.31	10.252	699	97.31
75,000.01 - 100,000.00	516	44,441,707.84	16.17	10.126	702	97.40
100,000.01 - 125,000.00	288	32,389,610.46	11.79	10.012	708	97.69
125,000.01 - 150,000.00	141	19,383,122.00	7.05	10.045	707	96.07
150,000.01 - 175,000.00	43	6,908,036.63	2.51	10.496	702	96.79
175,000.01 - 200,000.00	33	6,172,013.62	2.25	10.088	717	93.66
200,000.01 - 225,000.00	5	1,083,301.32	0.39	10.813	688	97.99
225,000.01 - 250,000.00	10	2,395,177.74	0.87	10.490	699	89.48
250,000.01 - 275,000.00	11	2,902,882.80	1.06	10.664	704	97.04
275,000.01 - 350,000.00	21	6,405,546.98	2.33	10.133	686	92.73
350,000.01 - 450,000.00	12	4,605,630.79	1.68	9.488	693	92.75
450,000.01 - 550,000.00	2	975,198.83	0.35	8.253	682	79.68
Total:	4,843	274,802,181.28	100.00	10.234	697	96.60
Minimum: 10,000.00
Maximum: 500,000.00
Average: 56,934.42

Cut-off Date Principal Balance
Cut-off Date Principal Balances of the Mortgage Loans	6 Number of Mortgage Loans	Scheduled Balance Cut-off Date Principal Balance	Percent of Mortgage Pool	Weighted Average Rate	Weighted Average FICO	Weighted Average CLTV
0.01 - 25,000.00	84	16,365,639.08	5.96	10.606	687	95.32
25,000.01 - 50,000.00	1,919	69,532,573.99	25.30	10.393	688	96.70
50,000.01 - 75,000.00	998	61,391,396.89	22.34	10.247	699	97.30
75,000.01 - 100,000.00	514	44,289,487.45	16.12	10.134	702	97.39
100,000.01 - 125,000.00	290	32,614,487.80	11.87	10.003	708	97.70
125,000.01 - 150,000.00	140	19,258,244.67	7.01	10.057	707	96.04
150,000.01 - 175,000.00	43	6,908,036.63	2.51	10.496	702	96.79
175,000.01 - 200,000.00	32	6,074,576.31	2.21	10.093	717	93.64
200,000.01 - 225,000.00	5	1,083,301.32	0.39	10.813	688	97.99
225,000.01 - 250,000.00	10	2,395,177.74	0.87	10.490	699	89.48
250,000.01 - 275,000.00	11	2,902,882.80	1.06	10.664	704	97.04
275,000.01 - 350,000.00	21	6,405,546.98	2.33	10.133	686	92.73
350,000.01 - 450,000.00	12	4,605,630.79	1.68	9.488	693	92.75
450,000.01 - 550,000.00	2	975,198.83	0.35	8.253	682	79.68
Total:	4,843	274,802,181.28	100.00	10.234	697	96.60

Minimum: 8,007.57

Maximum: 498,102.50

Average: 56,742.14

Original Term
Original Terms of the Mortgage Loans	Number of Mortgage Loans	Scheduled Balance Original Term	Percent of Mortgage Pool	Weighted Average Rate	Weighted Average FICO	Weighted Average CLTV
180 - 180	3,790	227,521,278.40	82.79	10.208	706	96.28
240 - 240	163	10,435,633.56	3.80	10.503	694	97.81
300 - 300	28	1,761,053.21	0.64	10.909	695	97.71
360 - 360	862	35,084,216.11	12.77	10.291	645	98.23
Total:	4,843	274,802,181.28	100.00	10.234	697	96.60
Minimum: 180
Maximum: 360
Weighted Average: 206

Stated Remaining Term
Stated Remainimg Terms of the Mortgage Loans	Number of Mortgage Loans	Scheduled Balance Stated Remaining Term	Percent of Mortgage Pool	Weighted Average Rate	Weighted Average FICO	Weighted Average CLTV
Less than or equal to 179	3,790	227,521,278.40	82.79	10.208	706	96.28
180 - 239	163	10,435,633.56	3.80	10.503	694	97.81
240 - 299	28	1,761,053.21	0.64	10.909	695	97.71
Greater than or equal to 300	862	35,084,216.11	12.77	10.291	645	98.23
Total:	4,843	274,802,181.28	100.00	10.234	697	96.60
Minimum: 165
Maximum: 358
Weighted Average: 202

Months Since Origination
Months Since Origination of the Mortgage Loans	Number of Mortgage Loans	Scheduled Balance Months Since Origination	Percent of Mortgage Pool	Weighted Average Rate	Weighted Average FICO	Weighted Average CLTV
1	42	3,125,702.89	1.14	9.679	714	98.81
2	660	35,775,129.28	13.02	10.326	706	96.75
3	1,145	65,534,804.25	23.85	10.356	708	96.73
4 - 6	2,834	159,406,347.69	58.01	10.160	691	96.49
7 - 9	134	8,854,161.21	3.22	10.485	703	96.37
10 - 12	24	1,736,481.99	0.63	10.408	701	96.47
Greater than or equal to 13	4	369,553.97	0.13	9.277	674	91.29
Total:	4,843	274,802,181.28	100.00	10.234	697	96.60
Minimum: 1
Maximum: 15
Weighted Average: 4

Original Prepay Penalty Terms
Prepay Penalty Original Term of the Mortgage Loans	Number of Mortgage Loans	Scheduled Balance Original Prepay Penalty Terms	Percent of Mortgage Pool	Weighted Average Rate	Weighted Average FICO	Weighted Average CLTV
None	3,388	183,622,965.13	66.82	10.392	699	96.61
6	86	10,659,784.19	3.88	9.943	696	91.60
7 - 12	192	13,804,990.72	5.02	10.621	697	96.03
13 - 24	543	31,552,376.28	11.48	10.170	679	98.53
25 - 36	625	34,487,165.77	12.55	9.399	707	96.54
37 - 60	9	674,899.19	0.25	9.529	706	96.07
Total:	4,843	274,802,181.28	100.00	10.234	697	96.60
Minimum: 6
Maximum: 60
Non-zero Weighted Average: 25

Original Prepay Penalty Terms
Credit Scores of the Mortgage Loans	Number of Mortgage Loans	Scheduled Balance Credit Scores	Percent of Mortgage Pool	Weighted Average Rate	Weighted Average FICO	Weighted Average CLTV
Not Available	2	51,433.56	0.02	9.268	0	100.00
1 - 580	22	841,876.76	0.31	11.000	576	98.71
581 - 600	276	8,815,937.08	3.21	11.180	591	99.36
601 - 620	225	8,581,412.92	3.12	10.716	611	98.88
621 - 640	235	13,014,971.34	4.74	10.885	632	95.51
641 - 660	369	20,372,766.92	7.41	10.285	652	95.25
661 - 680	584	34,484,420.60	12.55	10.641	671	96.34
681 - 700	988	63,071,881.09	22.95	10.198	690	97.75
701 - 720	656	42,011,996.30	15.29	9.981	710	96.37
721 - 740	537	32,606,548.21	11.87	9.998	730	96.26
741 - 760	461	24,938,090.26	9.07	10.008	750	96.08
761 - 780	299	16,322,272.36	5.94	9.876	769	95.42
781 - 800	147	7,886,097.88	2.87	9.867	789	95.48
Greater than or equal to 801	42	1,802,476.00	0.66	9.300	807	93.36
Total:	4,843	274,802,181.28	100.00	10.234	697	96.60
Minimum: 508
Maximum: 819
Non-zero Weighted Average: 697

Documentation Type
Documentation Type of the Mortgage Loans	Mortgage Number of Loans	Scheduled Balance	Mortgage Percent of Pool	Weighted Average Rate	Weighted Average FICO	Weighted Average CLTV
Full/ALT	1,385	61,298,636.77	22.31	9.850	672	97.41
Reduced with VOA (A-SI)	2,620	163,810,790.40	59.61	10.423	701	97.01
No Ratio	424	25,522,524.88	9.29	10.064	715	95.56
Stated/Stated with Vvoe	205	12,424,541.85	4.52	9.926	720	94.62
None (NI-NA)	209	11,745,687.38	4.27	10.299	727	90.97
Total:	4,843	274,802,181.28	100.00	10.234	697	96.60

Loan Purpose
	Number of		Percent of
	Mortgage	Scheduled	Mortgage	Weighted Average	Weighted Average	Weighted Average
Loan Purpose of the Mortgage Loans	Loans	Balance	Pool	Rate	FICO	CLTV
Purchase	4,185	237,754,025.85	86.52	10.306	701	97.59
Cash Out/ Equity Refi	534	31,253,469.67	11.37	9.676	679	89.52
Rate/Term Refi	124	5,794,685.76	2.11	10.264	670	94.27
Total:	4,843	274,802,181.28	100.00	10.234	697	96.60

Occupancy Status
	Number of		Percent of
	Mortgage	Scheduled	Mortgage	Weighted Average	Weighted Average	Weighted Average
Occupancy Status of the Mortgage Loans	Loans	Balance	Pool	Rate	FICO	CLTV
Owner-Occupied	3,681	224,923,105.57	81.85	10.048	691	97.24
Investor	986	40,640,838.21	14.79	11.247	729	93.54
Second Home	176	9,238,237.50	3.36	10.311	726	94.37
Total:	4,843	274,802,181.28	100.00	10.234	697	96.60

Property Type
	Number of		Percent of
	Mortgage	Scheduled	Mortgage	Weighted Average	Weighted Average	Weighted Average
Property Type of the Mortgage Loans	Loans	Balance	Pool	Rate	FICO	CLTV
Single Family Detached	2,939	163,319,141.26	59.43	10.179	693	96.52
PUD Attached	1,046	62,888,775.50	22.89	10.227	699	96.67
Condo (<=4 Stories)	464	22,393,691.70	8.15	10.481	708	97.56
2-Family	265	17,076,393.84	6.21	10.331	712	96.51
4-Family	36	2,881,933.22	1.05	10.845	731	93.06
3-Family	30	2,677,341.55	0.97	10.859	719	94.66
Condo (> 4 Stories)	26	1,761,969.82	0.64	10.226	720	96.61
Townhouse	36	1,730,670.72	0.63	9.554	704	99.06
Co-op	1	72,263.67	0.03	9.875	631	90.00
Total:	4,843	274,802,181.28	100.00	10.234	697	96.60

Geographic Distribution
Geographic Distribution of the Mortgage Loans	Number of Mortgage Loans	Scheduled Balance Geographic Distribution	Percent of Mortgage Pool	Weighted Average Rate	Weighted Average FICO	Weighted Average CLTV
California	892	79,848,353.83	29.06	10.059	703	95.92
Florida	563	28,304,184.61	10.30	10.434	703	95.60
Virgina	264	18,370,292.24	6.68	10.008	696	98.12
New York	220	17,871,611.98	6.50	10.005	706	95.08
Nevada	270	16,694,360.49	6.08	10.442	705	96.43
Arizona	265	12,392,501.26	4.51	10.471	704	96.06
Maryland	193	11,532,468.93	4.20	10.023	696	97.92
Georgia	285	10,570,766.72	3.85	10.498	687	98.40
Illinois	193	10,063,700.13	3.66	10.226	700	97.79
New Jersey	180	9,908,325.58	3.61	10.320	700	96.41
Other	1,518	59,245,615.51	21.56	10.386	683	97.39
Total:	4,843	274,802,181.28	100.00	10.234	697	96.60

Original Loan-to-Value Ratios
Loan-to-Value Ratios of the Mortgage Loans	Number of Mortgage Loans	Scheduled Balance Original Loan-to-Value Ratios	Percent of Mortgage Pool	Weighted Average Rate	Weighted Average FICO	Weighted Average CLTV
0.01 - 5.00	41	901,718.94	0.33	8.849	706	83.22
5.01 - 10.00	569	19,729,487.19	7.18	9.648	706	89.87
10.01 - 15.00	680	33,688,719.24	12.26	10.067	707	92.03
15.01 - 20.00	3,101	178,053,663.05	64.79	10.268	694	98.59
20.01 - 25.00	318	24,982,218.02	9.09	10.494	702	94.94
25.01 - 30.00	102	14,249,440.97	5.19	10.573	707	96.50
30.01 - 35.00	22	1,994,248.79	0.73	10.936	691	95.59
35.01 - 40.00	6	676,480.86	0.25	9.039	713	78.94
40.01 - 50.00	2	409,979.73	0.15	11.785	666	98.65
50.01 - 60.00	1	79,798.99	0.03	8.375	699	94.17
70.01 >=	1	36,425.50	0.01	7.750	740	100.00
Total:	4,843	274,802,181.28	100.00	10.234	697	96.60
Minimum: 1.87
Maximum: 90.00
Weighted Average: 19.40

Original Combined Loan to Value Ratios
	Number of		Percent of
	Mortgage	Scheduled	Mortgage	Weighted Average	Weighted Average	Weighted Average
Combined Loan-to-value Ratios of the Mortgage Loans	Loans	Balance	Pool	Rate	FICO	CLTV
20.01 - 40.00	2	60,328.19	0.02	9.893	679	34.29
40.01 - 60.00	12	791,961.28	0.29	7.259	728	52.01
60.01 - 80.00	97	8,492,052.28	3.09	8.424	693	76.50
80.01 - 85.00	97	4,811,974.82	1.75	9.281	703	83.98
85.01 - 90.00	739	35,732,925.53	13.00	9.795	709	89.62
90.01 - 95.00	764	42,748,897.64	15.56	10.526	706	94.79
95.01 - 100.00	3,132	182,164,041.54	66.29	10.374	693	99.88
Total:	4,843	274,802,181.28	100.00	10.234	697	96.60
Minimum: 30.00
Maximum: 100.00
Weighted Average: 96.60

EXHIBIT C

(Interest Rate Cap Schedule)

Interest Rate Cap Agreement Schedule

Period	Payment Date	Balance ($)	Strike (%)	Period	Payment Date	Balance ($)	Strike (%)
1	1/25/2006	265,000,000	4.25	37	1/25/2009	90,895,000	4.25
2	2/25/2006	257,239,334	4.25	38	2/25/2009	88,233,091	4.25
3	3/25/2006	249,705,944	4.25	39	3/25/2009	85,649,139	4.25
4	4/25/2006	242,393,173	4.25	40	4/25/2009	83,140,858	4.25
5	5/25/2006	235,294,560	4.25	41	5/25/2009	80,706,034	4.25
6	6/25/2006	228,403,834	4.25	42	6/25/2009	78,342,516	4.25
7	7/25/2006	221,714,907	4.25	43	7/25/2009	76,048,213	4.25
8	8/25/2006	215,221,868	4.25	44	8/25/2009	73,821,101	4.25
9	9/25/2006	208,918,982	4.25	45	9/25/2009	71,659,211	4.25
10	10/25/2006	202,800,678	4.25	46	10/25/2009	69,560,632	4.25
11	11/25/2006	196,861,553	4.25	47	11/25/2009	67,523,513	4.25
12	12/25/2006	191,096,359	4.25	48	12/25/2009	65,546,051	4.25
13	1/25/2007	185,500,000	4.25	49	1/25/2010	63,626,500	4.25
14	2/25/2007	180,067,534	4.25	50	2/25/2010	61,763,165	4.25
15	3/25/2007	174,794,161	4.25	51	3/25/2010	59,954,397	4.25
16	4/25/2007	169,675,221	4.25	52	4/25/2010	58,198,600	4.25
17	5/25/2007	164,706,192	4.25	53	5/25/2010	56,494,224	4.25
18	6/25/2007	159,882,684	4.25	54	6/25/2010	54,839,761	4.25
19	7/25/2007	155,200,435	4.25	55	7/25/2010	53,233,749	4.25
20	8/25/2007	150,655,308	4.25	56	8/25/2010	51,674,771	4.25
21	9/25/2007	146,243,287	4.25	57	9/25/2010	50,161,447	4.25
22	10/25/2007	141,960,475	4.25	58	10/25/2010	48,692,443	4.25
23	11/25/2007	137,803,087	4.25	59	11/25/2010	47,266,459	4.25
24	12/25/2007	133,767,451	4.25	60	12/25/2010	45,882,236	4.25
25	1/25/2008	129,850,000	4.25
26	2/25/2008	126,047,274	4.25
27	3/25/2008	122,355,913	4.25
28	4/25/2008	118,772,655	4.25
29	5/25/2008	115,294,334	4.25
30	6/25/2008	111,917,879	4.25
31	7/25/2008	108,640,305	4.25
32	8/25/2008	105,458,716	4.25
33	9/25/2008	102,370,301	4.25
34	10/25/2008	99,372,333	4.25
35	11/25/2008	96,462,161	4.25
36	12/25/2008	93,637,215	4.25

EXHIBIT D

(Net Funds Cap Schedule, Excess Interest and Break Even Tables)

NET FUNDS CAP (1)

Net Funds Cap Table

Period	Net Funds Cap (%)	Period	Net Funds Cap (%)
1	6.79	34	9.69
2	7.46	35	9.38
3	8.28	36	9.69
4	7.49	37	9.38
5	7.76	38	9.38
6	7.52	39	10.39
7	7.79	40	9.38
8	7.55	41	9.69
9	7.57	42	9.38
10	7.84	43	9.69
11	7.61	44	9.38
12	7.89	45	9.38
13	7.66	46	9.70
14	7.70	47	9.38
15	8.57	48	9.70
16	7.78	49	9.38
17	8.10	50	9.38
18	7.89	51	10.39
19	8.22	52	9.38
20	8.03	53	9.70
21	8.10	54	9.38
22	8.46	55	9.70
23	8.28	56	9.38
24	8.66	57	9.38
25	8.49	58	9.70
26	8.62	59	9.38
27	9.35	60	9.70
28	8.89	61	9.38
29	9.34	62	9.38
30	9.20	63	10.39
31	9.69	64	9.38
32	9.38	65	9.70
33	9.38

Note: 1-month LIBOR is equal to 4.10%.

(1) Run at pricing speed.

EXCESS INTEREST (1)

Excess Interest Table

Period	LIBOR Flat (%)	LIBOR Forward (%)	Period	LIBOR Flat (%)	LIBOR Forward (%)
1	2.46	2.46	34	5.68	4.95
2	3.15	2.91	35	5.36	4.63
3	3.98	3.63	36	5.72	4.98
4	3.18	2.73	37	5.40	4.66
5	3.45	2.89	38	5.02	4.27
6	3.21	2.55	39	5.83	5.08
7	3.48	2.77	40	4.89	4.12
8	3.24	2.52	41	5.26	4.48
9	3.26	2.50	42	4.96	4.19
10	3.54	2.77	43	5.31	4.54
11	3.30	2.54	44	5.01	4.23
12	3.59	2.83	45	5.02	4.23
13	3.36	2.61	46	5.35	4.56
14	3.40	2.66	47	5.03	4.23
15	4.29	3.56	48	5.37	4.55
16	3.49	2.77	49	5.05	4.22
17	3.81	3.11	50	5.05	4.22
18	3.61	2.91	51	6.10	5.26
19	3.95	3.26	52	5.06	4.21
20	3.75	3.06	53	5.39	4.53
21	3.84	3.15	54	5.06	4.20
22	4.21	3.52	55	5.39	4.52
23	4.03	3.34	56	5.07	4.20
24	4.44	3.74	57	5.07	4.20
25	4.27	3.57	58	5.40	4.52
26	4.40	3.69	59	5.08	4.20
27	5.19	4.47	60	5.41	4.53
28	4.72	4.00	61	5.08	4.21
29	5.22	4.50	62	5.09	4.21
30	5.09	4.38	63	6.14	5.26
31	5.63	4.92	64	5.09	4.21
32	5.32	4.59	65	5.42	4.53

Note: 1-month LIBOR Flat is equal to 4.10%.

(1) Run at pricing speed.

BREAK EVEN TABLES

Break Even Table at 100 PPC*
		Collateral	Collateral
Class	CDR (%)	Loss ($)	Loss (% of Deal)
M-1	14.33	74,751,609.63	27.20
M-2	11.31	61,696,050.10	22.45
M-3	10.24	56,779,686.57	20.66
M-4	9.05	51,118,225.65	18.60
M-5	7.84	45,140,666.57	16.43
M-6	7.07	41,214,759.87	15.00
B-1	6.22	36,765,626.63	13.38
B-2	5.43	32,517,671.49	11.83
B-3	4.83	29,215,985.26	10.63
B-4	4.41	26,864,898.54	9.78
B-5	4.05	24,822,914.31	9.03

	Break Even Table at 50 PPC*
		Collateral	Collateral
Class	CDR (%)	Loss ($)	Loss (% of Deal)
M-1	9.80	92,993,246.60	33.84
M-2	8.08	80,667,323.30	29.35
M-3	7.48	76,048,900.18	27.67
M-4	6.80	70,598,249.58	25.69
M-5	6.09	64,647,633.37	23.53
M-6	5.64	60,731,560.39	22.10
B-1	5.14	56,242,491.38	20.47
B-2	4.71	52,261,152.41	19.02
B-3	4.42	49,510,781.79	18.02
B-4	4.23	47,679,546.26	17.35
B-5	4.08	46,217,166.97	16.82

* Assumptions:

1. Forward Libor Curve

2. 100% Loss Severity.

3. 12-month lag.

4. 100% Advances.

5. CDR indicated is the first CDR to incur a principal loss.

EXHIBIT E

(Yield Tables)

YIELD TABLES

Yield Tables to Maturity

Bond	Price		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC
A-1	100-00	WAL	2.09	1.34	1.00	0.79	0.65	0.54	0.46
		Mod Durn	1.95	1.28	0.96	0.77	0.63	0.53	0.46
		Principal Window	Jan06 - Aug11	Jan06 - Nov08	Jan06 - Feb08	Jan06 - Aug07	Jan06 - Apr07	Jan06 - Jan07	Jan06 - Nov06
A-2	100-00	WAL	9.76	6.70	3.41	2.03	1.62	1.32	1.09
		Mod Durn	7.72	5.62	3.05	1.93	1.55	1.27	1.06
		Principal Window	Aug11 - Jun22	~Nov08 - Aug20	~Feb08 - Jan18	Aug07 - May08	Apr07 - Nov07	Jan07 - Jul07	Nov06 - Mar07
A-3	100-00	WAL	3.71	2.48	1.51	1.05	0.85	0.71	0.60
		Mod Durn	3.18	2.21	1.41	1.01	0.82	0.69	0.58
		Principal Window	Jan06 - Jun22	~Jan06 - Aug20	~Jan06 - Jan18	Jan06 - May08	Jan06 - Nov07	Jan06 - Jul07	Jan06 - Mar07
M-1	100-00	WAL	7.98	5.77	6.38	6.16	4.74	3.41	3.10
		Mod Durn	6.39	4.89	5.43	5.26	4.17	3.08	2.85
		Principal Window	Jul09 - Aug20	Aug09 - Aug20	Mar11 - Aug16	~May08 - Feb15	~Nov07 - Feb13	~Jul07 - Sep11	~Mar07 - Jul10
M-2	100-00	WAL	7.98	5.66	5.24	4.36	3.46	2.93	2.21
		Mod Durn	6.38	4.80	4.56	3.89	3.16	2.70	2.08
		Principal Window	Jul09 - Aug20	Jun09 - Feb20	Mar10 - Mar16	Jul09 - Oct13	Oct08 - Jan12	May08 - Oct10	Oct07 - Nov09
M-3	100-00	WAL	7.98	5.60	4.84	3.91	3.10	2.56	2.00
		Mod Durn	6.35	4.73	4.24	3.51	2.84	2.38	1.88
		Principal Window	Jul09 - Aug20	May09 - May19	Dec09 - Sep15	Apr09 - May13	Aug08 - Sep11	Mar08 - Jul10	Sep07 - Aug09
M-4	100-00	WAL	7.98	5.57	4.70	3.76	2.97	2.45	1.92
		Mod Durn	6.32	4.69	4.11	3.37	2.72	2.28	1.81
		Principal Window	Jul09 - Aug20	Apr09 - Jan19	Sep09 - Jun15	Feb09 - Feb13	Jun08 - Aug11	Jan08 - Jun10	Jul07 - Jul09
M-5	100-00	WAL	7.98	5.54	4.57	3.62	2.87	2.35	1.86
		Mod Durn	6.29	4.65	3.99	3.26	2.63	2.19	1.75
		Principal Window	Jul09 - Aug20	Mar09 - Jul18	Jul09 - Feb15	Dec08 - Nov12	Apr08 - May11	Dec07 - Apr10	Jun07 - Jun09
M-6	100-00	WAL	7.98	5.50	4.47	3.53	2.80	2.28	1.80
		Mod Durn	6.15	4.56	3.86	3.14	2.54	2.11	1.69
		Principal Window	Jul09 - Aug20	Mar09 - Jan18	Jun09 - Sep14	Nov08 - Aug12	Apr08 - Feb11	Nov07 - Feb10	Jun07 - Apr09
B-1	100-00	WAL	7.98	5.47	4.40	3.46	2.74	2.24	1.79
		Mod Durn	6.09	4.50	3.79	3.07	2.48	2.06	1.67
		Principal Window	Jul09 - Aug20	Feb09 - Aug17	May09 - May14	Sep08 - May12	Mar08 - Dec10	Oct07 - Dec09	May07 - Feb09
B-2	100-00	WAL	7.98	5.42	4.33	3.40	2.68	2.20	1.74
		Mod Durn	6.02	4.44	3.71	3.00	2.43	2.02	1.62
		Principal Window	Jul09 - Aug20	Feb09 - Jan17	Apr09 - Dec13	Sep08 - Jan12	Feb08 - Sep10	Oct07 - Oct09	May07 - Jan09
B-3	100-00	WAL	7.98	5.38	4.26	3.33	2.65	2.14	1.73
		Mod Durn	5.88	4.34	3.61	2.92	2.37	1.96	1.60
		Principal Window	Jul09 - Aug20	Feb09 - Jun16	Mar09 - Jul13	Aug08 - Sep11	Jan08 - Jun10	Sep07 - Jul09	May07 - Nov08
B-4	92-00	WAL	7.95	5.32	4.20	3.29	2.59	2.12	1.70
		Mod Durn	5.26	3.93	3.31	2.70	2.18	1.82	1.48
		Principal Window	Jul09 - Aug20	Jan09 - Nov15	Mar09 - Feb13	Jul08 - May11	Jan08 - Mar10	Sep07 - May09	Apr07 - Sep08
B-5	90-00	WAL	7.85	5.23	4.11	3.21	2.55	2.09	1.65
		Mod Durn	5.18	3.86	3.24	2.62	2.14	1.78	1.42
		Principal Window	Jul09 - Dec19	Jan09 - Apr15	Feb09 - Sep12	Jul08 - Jan11	Jan08 - Dec09	Aug07 - Feb09	Apr07 - Jul08

YIELD TABLES (CONTINUED)

Yield Tables to Call

Bond	Price		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC
A-1	100-00	WAL	2.09	1.34	1.00	0.79	0.65	0.54	0.46
		Mod Durn	1.95	1.28	0.96	0.77	0.63	0.53	0.46
		Principal Window	Jan06 - Aug11	Jan06 - Nov08	Jan06 - Feb08	Jan06 - Aug07	Jan06 - Apr07	Jan06 - Jan07	Jan06 - Nov06
A-2	100-00	WAL	9.02	5.86	2.93	2.03	1.62	1.32	1.09
		Mod Durn	7.30	5.08	2.71	1.93	1.55	1.27	1.06
		Principal Window	Aug11 - Apr17	~Nov08 - Jun13	~Feb08 - May11	Aug07 - May08	Apr07 - Nov07	Jan07 - Jul07	Nov06 - Mar07
A-3	100-00	WAL	3.56	2.30	1.41	1.05	0.85	0.71	0.60
		Mod Durn	3.09	2.09	1.33	1.01	0.82	0.69	0.58
		Principal Window	Jan06 - Apr17	~Jan06 - Jun13	~Jan06 - May11	Jan06 - May08	Jan06 - Nov07	Jan06 - Jul07	Jan06 - Mar07
M-1	100-00	WAL	7.50	5.22	5.41	4.07	3.17	2.29	2.56
		Mod Durn	6.13	4.54	4.73	3.67	2.92	2.15	2.39
		Principal Window	Jul09 - Apr17	Aug09 - Jun13	Mar11 - May11	~May08 - Jan10	~Nov07 - Mar09	~Jul07 - Jul08	~Mar07 - Jul08
M-2	100-00	WAL	7.50	5.13	4.85	3.97	3.16	2.57	2.14
		Mod Durn	6.12	4.46	4.29	3.58	2.91	2.40	2.02
		Principal Window	Jul09 - Apr17	Jun09 - Jun13	Mar10 - May11	Jul09 - Jan10	Oct08 - Mar09	May08 - Jul08	Oct07 - Jul08
M-3	100-00	WAL	7.50	5.08	4.47	3.62	2.88	2.39	1.93
		Mod Durn	6.09	4.41	3.97	3.28	2.66	2.23	1.83
		Principal Window	Jul09 - Apr17	May09 - Jun13	Dec09 - May11	Apr09 - Jan10	Aug08 - Mar09	Mar08 - Jul08	Sep07 - Jul08
M-4	100-00	WAL	7.50	5.07	4.33	3.47	2.76	2.28	1.86
		Mod Durn	6.07	4.38	3.85	3.15	2.55	2.13	1.76
		Principal Window	Jul09 - Apr17	Apr09 - Jun13	Sep09 - May11	Feb09 - Jan10	Jun08 - Mar09	Jan08 - Jul08	Jul07 - Jul08
M-5	100-00	WAL	7.50	5.05	4.21	3.35	2.66	2.19	1.80
		Mod Durn	6.04	4.35	3.74	3.05	2.46	2.05	1.70
		Principal Window	Jul09 - Apr17	Mar09 - Jun13	Jul09 - May11	Dec08 - Jan10	Apr08 - Mar09	Dec07 - Jul08	Jun07 - Jul08
M-6	100-00	WAL	7.50	5.04	4.13	3.27	2.60	2.12	1.75
		Mod Durn	5.91	4.28	3.63	2.95	2.39	1.98	1.65
		Principal Window	Jul09 - Apr17	Mar09 - Jun13	Jun09 - May11	Nov08 - Jan10	Apr08 - Mar09	Nov07 - Jul08	Jun07 - Jul08
B-1	100-00	WAL	7.50	5.03	4.08	3.22	2.55	2.09	1.74
		Mod Durn	5.86	4.24	3.57	2.89	2.34	1.94	1.63
		Principal Window	Jul09 - Apr17	Feb09 - Jun13	May09 - May11	Sep08 - Jan10	Mar08 - Mar09	Oct07 - Jul08	May07 - Jul08
B-2	100-00	WAL	7.50	5.02	4.04	3.17	2.51	2.06	1.71
		Mod Durn	5.80	4.20	3.51	2.83	2.29	1.91	1.59
		Principal Window	Jul09 - Apr17	Feb09 - Jun13	Apr09 - May11	Sep08 - Jan10	Feb08 - Mar09	Oct07 - Jul08	May07 - Jul08
B-3	100-00	WAL	7.50	5.02	4.00	3.13	2.50	2.02	1.71
		Mod Durn	5.67	4.13	3.44	2.77	2.26	1.86	1.58
		Principal Window	Jul09 - Apr17	Feb09 - Jun13	Mar09 - May11	Aug08 - Jan10	Jan08 - Mar09	Sep07 - Jul08	May07 - Jul08
B-4	92-00	WAL	7.50	5.01	3.98	3.12	2.46	2.01	1.69
		Mod Durn	5.13	3.80	3.19	2.59	2.09	1.74	1.47
		Principal Window	Jul09 - Apr17	Jan09 - Jun13	Mar09 - May11	Jul08 - Jan10	Jan08 - Mar09	Sep07 - Jul08	Apr07 - Jul08
B-5	90-00	WAL	7.50	5.00	3.95	3.08	2.46	2.01	1.65
		Mod Durn	5.08	3.77	3.15	2.54	2.08	1.73	1.42
		Principal Window	Jul09 - Apr17	Jan09 - Jun13	Feb09 - May11	Jul08 - Jan10	Jan08 - Mar09	Aug07 - Jul08	Apr07 - Jul08

Class A-IO Yield Table (to 10% Call)

Price	20% CPR	30% CPR	40% CPR	50% CPR	60% CPR	70% CPR	80% CPR
23-13	5.72	5.72	5.72	5.72	5.72	5.72	5.30

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Brett Marvin	212-667-1888	646-587-1888	bmarvin@us.nomura.com
Managing Director
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Vice President
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Contact	Phone	Fax	Email
Panos Nikoulis	212-667-2160	646-587-8660	pnikoulis@us.nomura.com
Vice President
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Contact	Phone	Fax	Email
Jim Ah-kee	212-667-9619	646-587-9619	jahkee@us.nomura.com
Analyst
John Lo	212-667-1398	646-587-1398	jlo@us.nomura.com
Assistant Vice President
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Contact	Phone	Fax	Email
John Graham	212-667-2276	646-587-9592	jgraham@us.nomura.com
Managing Director
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